Defined Asset Funds®

Sector
2000 Series
A

Energy Portfolio

oil
electric
gas

An Industry Fueled with Investment Potential

Merrill Lynch

The last few years have seen the greatest structural changes in the energy industry since the 1960's. We expect capacity constraints to lead to higher "normalized" oil prices over a prolonged energy cycle. The outlook for natural gas should remain favorable owing to a domestic supply/demand imbalance, while electric companies have been taking advantage of opportunities arising from a combination of deregulation and convergence with natural gas. Defined Asset Funds® offers you a convenient way to invest in the potential of energy stocks with our ...

Energy Portfolio

Defined Asset Funds — Our Philosophy
At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.
We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind — yours.

Why Energy?
Year-to-date through mid-September, appreciation in the S&P Energy Index exceeded that of broad indices and Defined Asset Funds believes that considerable upside potential remains in various sectors of the energy industry.

Over the last year, OPEC has proven that it can manage oil prices through production adjustments. Natural gas demand far exceeds supply. We believe this situation is likely to continue and shortages could develop this winter. The face of the electric industry is changing. Progressive companies are adopting new business strategies that take advantage of rapidly growing generation and marketing opportunities throughout the U.S.

The Sectors
Diversified Natural Gas Companies compete with oil in electric utility generation and heating, and are emerging as competitors in the transportation industry. Because natural gas burns cleaner than oil, needs less refining and is abundant in the U.S., it is the fuel of choice domestically.

Exploration & Production Companies (Independents) are currently emphasizing the exploration of domestic natural gas fields, while developing foreign oil reserves.

Oil Services & Equipment Companies supply technology, equipment and services to energy companies, which have seen their industry shrink due to mergers. We expect the survivors to benefit from technology's growing role.

Domestic Integrated Companies explore and develop oil and natural gas reserves world-wide, although many of their reserves and downstream activities are located domestically. Revenues are generally derived from U.S. operations, insulating them from country, currency and political risks.

Electric Power Generators & Marketers are becoming transmission and distribution companies with the advent of deregulation and are converging with other energy sources to form unregulated electric generation companies with supporting marketing and trading operations.

U.S.-Based International Integrated Companies explore and develop oil and natural gas reserves worldwide and are dominated by giants (known as Super Majors). Asian and African countries are important future sources of oil-field locations beyond the Middle East, where events have affected company earnings.

International Integrated Companies' global oil demand and international earnings growth are expected to rise by a higher rate than domestic energy businesses as foreign countries are less fuel efficient and experience faster economic development.

Independent Power Producers sell the power they generate to electric utilities at wholesale prices, which are then resold to the utilities' customers. They have been one of the earliest beneficiaries of U.S. electric utility deregulation and overseas privatization.

Refiners & Marketers are divided into companies that either solely refine oil or market oil products. They seek new growth areas, in part due to stricter environmental regulations and reformulated gasoline requirements. These companies are now adding fast food restaurants and/or linking traditional gas credit cards withVisa and MasterCard.

The Portfolio
The Energy Portfolio seeks capital appreciation by investing in companies providing products or services across a broad energy spectrum. Stocks are selected based on improving earnings, industry leadership with strong financials, successful management through industry downturns, industry vertical integration and undervalued stock prices.

Portfolio stocks will be held for about one year. At the end of that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge.

A D E F I N E D P O R T F O L I O

Company	Symbol	Company	Symbol
Diversified Natural Gas		Domestic Integrated
El Paso Energy Corporation	EPG	Murphy Oil Corporation	MUR
El Paso Energy is in the final stages of a merger with Coastal Corp. The combined company will handle nearly 30% of U.S. natural gas through 46,000 miles of pipeline and will have sizable oil operations.		Murphy Oil has world-wide exploration and production in deepwater Gulf of Mexico, offshore Canada, and the U.K. sector of the North Sea.
Enron Corporation	ENE	Phillips Petroleum Company	P
This company is one of the largest energy wholesalers in the U.S. and a leading provider of broadband Internet content and applications.		Continuing its emphasis on production volumes as evidenced by the recent purchase of North Slope assets from ARCO, this company has a large portfolio of low-risk oil and gas reserves, and a stable production profile.
Kinder Morgan, Inc.	KMI	USX-Marathon Group	MRO
Kinder is one of largest pipeline operators and is participating in the construction of a 20,000-mile national broadband network.		This company, with strong production growth and an improving earnings trend, has security tied to being a business unit of USX Corporation.
Electric Power Generators & Marketers
The Williams Companies, Inc.	WMB	Constellation Energy Group	CEG
The Williams Companies operate under three board categories: gas pipelines, energy services and communications.		This holding company for Baltimore Gas and Electric Company, along with its subsidiaries, is involved in power generation projects.
Anadarko Petroleum Corporation	APC	Duke Energy Corporation‡	DUK
This company's efforts are being conducted in sub-salt Gulf of Mexico fields and several Algerian gas fields.		Duke has significant wholesale operations and is a major player in natural gas marketing and transmission.
Apache Corporation	APA	Raliant Energy, Inc.	REI
Much of Apache's growth has been sustained by mid- to large-sized acquisitions and we expect significant production growth over the next few years.		This company has a wholesale energy trading and marketing business ranking among the top five in the U.S. It also has operations in western Europe.
Devon Energy Corporation	DVN	UtiliCorp United, Inc.	UCU
This company has a good management record of acquiring substantial reserves at a very low cost without straining financials.		UtiliCorp supplies electricity and natural gas, and is expanding its distribution business to provide both energy and telecommunications services.
U.S. Based International Integrated
EOG Resources, Inc.	EOG	Chevron Corporation	CHV
EOG Resources is engaged in the exploration, development, production and marketing of natural gas and crude oil. Its finding and development costs are among the lowest in the industry.		Chevron, the fifth largest investor-owned firm in the world, has the third largest U.S. oil refinery capacity and has major reserves in Western Africa.
Helmerich & Payne, Inc.	HP	Exxon Mobil Corporation	XOM
This hybrid company comprises both exploration and production units and a major drilling contractor. Natural gas constitutes 90% of its reserves.		This company is the largest U.S. oil company and the world's largest after last year's merger with Mobil. It has raised its dividend for 15 consecutive years.
Noble Affiliates, Inc.	NBL	Texaco, Inc.	TX
Noble Affiliates is principally engaged in the exploration, production and marketing of oil and gas.		Texaco as a major future focus in the global gas and power area, where it intends to be a top 20-megawatt capacity company by 2001.
Oil Services & Equipment		International Integrated
BJ Services Company*	BJS	BP Amoco PLC‡	BP
This provider of pressure pumping and other oil field services has its revenue evenly split domestically and internationally.		Since its merger with Amoco and ARCO, BP Amoco has become be the world's third largest and geographically most diversified integrated oil company.
Diamond Offshore Drilling, Inc.	DO	Royal Dutch Petroleum Company‡	RD
Diamond Offshore Drilling is the world's largest deepwater drilling rig operator. Its premium rigs are capable of working in harsh environments and water depths up to 7,500 feet.		The world's second largest publicly-owned integrated oil company has its reserves equally divided between oil and natural gas.
ENSCO International, Inc.	ESV	Shell Transport & Trading Company	SC
ENSCO operates the world's largest fleet of premium jack-up rig. A large concentration of rigs and vessels operate in the shallow- to medium-water depth areas in the Gulf of Mexico.		Shell's downstream operations are expected to benefit from its extensive operations in the Far East and deepwater Gulf of Mexico exploration.
Santa Fe International Corporation	SDC	Total Fina Elf SA‡	TOT
This company has the world's largest fleet of modern, technologically advanced, heavy-duty harsh environment jack-ups.		Following last year's merger with Elf Acquitaine, Total Fina became the world's fourth largest oil company with exploration and production weighted towards the low-cost Middle East.
Independent Power Producers
Schlumberger Limited†	SLB	Calpine Corporation*	CPN
This global leader provides drilling and fully computerized interpretation services.		Calpine Corporation is a leading competitive electric generation company with one of the most aggressive power development plans in the U.S.
Smith International, Inc.*	SII	Dynegy, Inc.	DYN
Smith International is a world-wide supplier of premium products and services to the oil and gas exploration, production and petrochemical industries.		This second largest U.S. processor of natural gas also develops broadband connectivity software and networks.
Transocean Sedco Forex, Inc.	RIG	NRG Energy, Inc.*	NRG
This international provider of offshore contract drilling services has a pending merger with R&B Fa1con, which will create the third largest oil service company in the world.		The fifth largest independent power producer in the world, NRG is engaged in all aspects of power generation facilities.
Refiners & Marketers
		Tosco Corporation	TOS
Tosco is the largest refining and marketing company in the U.S. with an East/West coast geographic diversification of both refining and retail stores.
*  This stock currently pays no dividends.
†  Although Schlumberger Limited is incorporated under the laws of the
    Netherlands Antilles, it is headquartered in New York, and its common stock trades on the New York Stock Exchange.
‡  The issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  There can be no assurance that this Portfolio will meet its objective.

  The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

  This Portfolio does not reflect any investment recommendations of any of the Sponsors.

  This Portfolio consists entirely of energy stocks, which can involve special risks including dependence on energy prices, availability of supplies, competition and vulnerability to international political developments.

  This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.

Tax Efficieny

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net gains will be subject to tax each year, whether or not reinvested. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of six monthly payments of about $2.50 per 1,000 units, about 1.50%.

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00

Creation and Development Fee (as a % of net assets)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets)	0.225%	$2.22

Estimated Organization Costs		$2.73

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.
Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25%
$100,000 to $249,999	1.75%
$250,000 to $999,999	1.50%
$1,000,000 or more	0.75%

Invest With Energy Today!

You can get started with $250. This fund is eligible for purchase through Unlimited AdvantageSM accounts, in which Unlimited Advantage fees apply in lieu of the above sales charges. Call your financial professional to learn how the Energy Portfolio may help to meet your personal investment goals and whether it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

Printed on Recycled Paper	32780BR-9/00
© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.